SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                          Form 8-K

                       CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 1999


                      LACLEDE GAS COMPANY
_____________________________________________________________________
       (Exact name of registrant as specified in its charter)

   Missouri                  1-1822                   43-0368139
_____________________________________________________________________
(State or other           (Commission                (IRS Employer
  jurisdiction                File                   Identification
      of                     Number)                       No.)
 incorporation)

 720 Olive Street      St. Louis, Missouri                63101
_____________________________________________________________________
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (314) 342-0500
                                                   _______________

                             NONE
_____________________________________________________________________
   (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On January 27, 2000 the Company issued its news release announcing its financial results as of December 31, 1999. The news release is attached as Exhibit 1.

     On December 28, 1999 the Company issued its news release regarding the Missouri Public Service Commission's order which authorized, among other items, a general rate increase. The news release is attached as Exhibit 2.

Item 7.  Exhibits.

     See the Index to Exhibits.

                             SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LACLEDE GAS COMPANY
                                          (Registrant)



                                       By: GERALD T. MCNEIVE, JR.
                                           _________________________
                                           Gerald T. McNeive, Jr.
                                           Senior Vice President-
                                           Finance and General Counsel

January 27, 2000
     (Date)

                       Index to Exhibits




Exhibit No.
-----------

    1            Laclede Gas Company news release dated
                 January 27, 2000.

    2            Laclede Gas Company news release dated
                 December 28, 1999.